MASSMUTUAL PREMIER FUNDS

MassMutual Premier Value Fund

Supplement dated March 26, 2018 to the

Prospectus dated February 1, 2018 and the

Summary Prospectus dated February 1, 2018

This supplement provides new and additional information beyond that contained in the Prospectus, Summary Prospectus, and any previous supplements. It should be retained and read in conjunction with the Prospectus, Summary Prospectus, and any previous supplements.

The following information pertains to the MassMutual Premier Value Fund:

Effective March 23, 2018 (the “Termination Date”), the MassMutual Premier Value Fund (the “Fund”) was dissolved pursuant to a Plan of Liquidation and Termination approved by the Board of Trustees of the MassMutual Premier Funds. Shareholders of the various classes of shares of the Fund received proceeds in proportion to the number of shares of such class held by each of them on the Termination Date.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

B3000M-18–03

V-18-02